SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

June 19, 2003

Date of Report (Date of earliest event reported)

WEBMD CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-24975	94-3236644

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

669 River Drive, Center 2
Elmwood Park, New Jersey 07407-1361

(Address of principal executive offices, including zip code)

(201) 703-3400

(Registrant’s telephone number, including area code)

(Former name or address, if changed since last report)

SIGNATURE
EXHIBIT INDEX
EX-99.3 PRESS RELEASE DATED JULY 7, 2003

     This Amendment No. 1 is being filed to add Exhibit 99.3 to this Current Report on Form 8-K, originally filed on June 20, 2003, and to make related changes to Item 5.

*                *                *               *

     ITEM 5. OTHER EVENTS

     Attached hereto as Exhibits 99.1 and 99.2 and incorporated by reference herein are press releases issued by WebMD Corporation on June 19, 2003 and June 20, 2003, respectively, regarding the private placement of $300 million aggregate principal amount of 1.75% Convertible Subordinated Notes due 2023. Attached hereto as Exhibit 99.3 and incorporated by reference herein is a press released issued by WebMD on July 7, 2003 regarding completion of the private placement of an additional $50 million aggregate principal amounts of the notes pursuant to an option exercised by the initial purchaser of the notes. The offering was made only to qualified institutional buyers pursuant to Rule 144A of the Securities Act of 1933.

     ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits

99.1 Press Release issued by WebMD Corporation, dated June 19, 2003*

99.2 Press Release issued by WebMD Corporation, dated June 20, 2003*

99.3 Press Release issued by WebMD Corporation, dated July 7, 2003

*	Previously filed.

2

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, WebMD Corporation has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WEBMD CORPORATION

Dated: July 7, 2003	By:	/s/ Lewis H. Leicher

Lewis H. Leicher Senior Vice President

3

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release issued by WebMD Corporation, dated June 19, 2003*
99.2	Press Release issued by WebMD Corporation, dated June 20, 2003*
99.3	Press Release issued by WebMD Corporation, dated July 7, 2003

*	Previously filed.

4